UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2008

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

                  Michigan                                      38-2007430
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                        Identification No.)

  One Campus Martius, Detroit, Michigan                         48226-5099
 (Address of Principal Executive Offices)                       (Zip Code)

      (Registrant's telephone number, including area code): (313) 227-7300

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On May 15, 2008, Compuware Corporation ("Compuware") issued a press release announcing financial results for its fourth quarter and fiscal year ended March 31, 2008 and certain other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

      A transcript of the conference call held on May 15, 2008 is furnished with this Report as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

            99.1  Press Release, dated May 15, 2008.

            99.2  Transcript of conference call held on May 15, 2008.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPUWARE CORPORATION


Date: May 16, 2008                  By:   /s/ Laura L. Fournier
                                          --------------------------------
                                          Laura L. Fournier
                                          Senior Vice President
                                          Chief Financial Officer

                                INDEX OF EXHIBITS

         Exhibit No.                  Description
         -----------    --------------------------------------------------------
            99.1        Press Release, dated May 15, 2008.

            99.2        Transcript of conference call held on May 15, 2008.